UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2007

Aastrom Biosciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	000-22025	94-3096597
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor, Michigan		48106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(734) 930-5555

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 20, 2007, Aastrom Biosciences, Inc. ("Aastrom") received a deficiency letter from the Nasdaq Stock Market indicating that for 30 consecutive trading days Aastrom’s common stock had a closing bid price below the $1.00 minimum closing bid as required for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(4). In accordance with Nasdaq Marketplace Rule 4310(c)(8)(D), Aastrom was provided a compliance period of 180 calendar days, or until June 17, 2008, to regain compliance with this requirement.

At this time, this notification has no effect on the listing of Aastrom’s common stock on the Nasdaq Capital Market.

Aastrom can regain compliance with the minimum closing bid price rule if the bid price of its common stock closes at $1.00 or higher for a minimum of ten consecutive business days during the initial 180-day compliance period, although Nasdaq may, in its discretion, require the Company to maintain a minimum closing bid price of at least $1.00 per share for a period in excess of ten consecutive business days (but generally no more than 20 consecutive business days) before determining that Aastrom has demonstrated the ability to maintain long-term compliance. If compliance is not achieved by June 17, 2008, Aastrom will be eligible for an additional 180-day compliance period if it meets the Nasdaq Capital Market initial listing criteria as set forth in Marketplace Rule 4310(c) other than the minimum closing bid price requirement. If Aastrom is not eligible for an additional compliance period, or does not regain compliance during any additional compliance period, Nasdaq will provide written notice to the Company that its securities will be delisted for the Nasdaq Capital Market. At such time, Aastrom would be able to appeal the delisting determination to a Nasdaq Listing Qualifications Panel.

The press release, dated December 21, 2007, announcing receipt of the notice, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aastrom Biosciences, Inc.

December 21, 2007	By:	/s/ Gerald D. Brennan, Jr.

Name: Gerald D. Brennan, Jr.
Title: Vice President, Administrative & Financial Operations and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

9.01	Press Release dated December 21, 2007